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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2004


                           CATHAY MERCHANT GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-9922                  04-2608713
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


           3604 Tower 1, Kerry Everbright City, 218 Tian Mu Road West,
                          Shanghai, P.R. China 200070
              (Address of principal executive offices and zip code)

      Registrant's Telephone Number, including area code: +86-21-6353-0012

                              EQUIDYNE CORPORATION
           1620 - 400 Burrard Street, Vancouver, B.C., Canada V6C 3A6
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

On October 4, 2004, Lewis Cheung resigned as president, chief financial officer, secretary and chairman of the board of directors of Cathay Merchant Group, Inc. (the "Registrant") effective immediately. Mr. Cheung will remain a member of the Registrant's board of directors. Also on October 4, 2004, Greg Elderkin resigned as a member of the Registrant's board of directors effective immediately. There were no disagreements with either Mr. Cheung or Mr. Elderkin.

On October 4, 2004, the Registrant's board of directors appointed Michael Smith president, chief financial officer, secretary and chairman of the board of directors of the Registrant. Mr. Smith, a member of the Registrant's board of directors and its former chief executive officer, is the chief executive officer of MFC Bancorp Ltd. ("MFC"). MFC beneficially holds 3,738,044 shares, or approximately 18.4%, of the Registrant's common stock through a wholly owned subsidiary.

The board of directors is searching for a qualified candidate to fill the vacancy left by Mr. Elderkin's resignation.

ITEM 8.01 OTHER EVENTS.

On October 7, 2004, the Registrant issued a press release announcing that (i) effective October 7, 2004, the Registrant's stock symbol on the American Stock Exchange has changed from "IJX" to "CMQ" in conjunction with the Registrant's recent name change and (ii) the Registrant has been issued a new CUSIP number. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 16, 2004, the Registrant's stockholders approved an amendment to the Registrant's certificate of incorporation (the "Certificate of Amendment") to (i) change the Registrant's name from Equidyne Corporation to Cathay Merchant Group, Inc. and (ii) increase the number of authorized shares of common stock of the Registrant from 35,000,000 to 100,000,000. The Certificate of Amendment was filed with, and accepted by, the Secretary of State of the State of Delaware on October 6, 2004. A copy of the Certificate of Amendment is attached hereto as
Exhibit 3.1.9 and is incorporated herein by reference.

On September 16, 2004, the Registrant's stockholders also approved a proposal to issue such number of shares of the Registrant's common stock to MFC as may be required by the terms of a credit facility between the Registrant and MFC. No shares have yet been issued to MFC in connection with this proposal and the number of shares that would be issuable to MFC has not yet been determined.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

3.1.9 Certificate of Amendment to Certificate of Incorporation of the Registrant, filed with the Secretary of State of the State of Delaware on October 6, 2004.

99.1              Press Release dated October 7, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2004


                                                  CATHAY MERCHANT GROUP, INC.

                                                  By:     /s/ Michael Smith
                                                      --------------------------
                                                          Michael Smith
                                                          President


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                                  EXHIBIT INDEX


3.1.9 Certificate of Amendment to Certificate of Incorporation of the Registrant, filed with the Secretary of State of the State of Delaware on October 6, 2004.

99.1              Press Release dated October 7, 2004.